                                                              EXHIBIT (a)(1)(B)
                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                   AUTOLOGIC INFORMATION INTERNATIONAL, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED OCTOBER 3, 2001
                                      BY
                          AUTOLOGIC ACQUISITION CORP.
                           A WHOLLY OWNED SUBSIDIARY
                                      OF
                               AGFA CORPORATION
                           A WHOLLY OWNED SUBSIDIARY
                                      OF
                               AGFA-GEVAERT N.V.

    ----------------------------------------------------------------------
        THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
     NEW YORK CITY TIME, ON WEDNESDAY, OCTOBER 31, 2001, UNLESS EXTENDED.
    ----------------------------------------------------------------------


             THE DEPOSITARY FOR THE OFFER IS: THE BANK OF NEW YORK

         BY MAIL             BY HAND IN NEW YORK:    BY HAND/OVERNIGHT COURIER:
  The Bank of New York       The Bank of New York       The Bank of New York
    Tender & Exchange          Tender & Exchange          Tender & Exchange
       Department                 Department                 Department
     P.O. Box 11248        c/o The Depository Trust   385 Rifle Camp Road, 5th
  Church Street Station             Company                     floor
 New York, NY 10286-1248        55 Water Street        West Paterson, NJ 07424
                            Jeanette Park Entrance
                              New York, NY 10041

                          BY FACSIMILE TRANSMISSION:
                                (973) 247-4077

             TO CONFIRM RECEIPT OF NOTICE OF GUARANTEED DELIVERY:
                                (973) 247-4078

                   DESCRIPTION OF AUTOLOGIC SHARES TENDERED
-------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Holder(s)
(Please Fill in, if Blank,
    Exactly as Name(s)
     Appear(s) on the            Certificate(s) for Shares Tendered
     Certificate(s))            (Attach Additional List if Necessary)
-----------------------------------------------------------------------
                                           Total Number of
                                               Shares          Number
                             Certificate   Represented by    of Shares
                              Number(s)*   Certificate(s)*   Tendered**
                            -------------------------------------------

                            -------------------------------------------

                            -------------------------------------------

                            -------------------------------------------

                            -------------------------------------------

                            -------------------------------------------

                             Total Shares

-------------------------------------------------------------------------------
  * Need not be completed if Shares are delivered by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any Certificates delivered to the Depositary are being tendered. See Instruction 4.
       IF CERTIFICATES HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 11.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

   This Letter of Transmittal is to be completed by holders of Shares (as defined below) of Autologic Information International, Inc. (the "Stockholders") if certificates evidencing Shares ("Certificates") are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the depositary for the Offer, The Bank of New York (the "Depositary"), at The Depository Trust Company ("DTC") pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Delivery of documents to DTC does not constitute delivery to the Depositary.

   Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 hereof.

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC, AND COMPLETE THE FOLLOWING. (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER.)

   Name of Tendering Institution: _____________________________________________

   Account No.: _______________________________________________________________

   Transaction Code No.: ______________________________________________________

[_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
     FOLLOWING:

   Name(s) of Tendering Stockholder(s): _______________________________________

   Date of Execution of Notice of Guaranteed Delivery: ________________________

   Window Ticket Number (if any): _____________________________________________

   Name of Institution which Guaranteed Delivery: _____________________________

   If delivery is by book-entry transfer give the following information:

   Name of Tendering Institution: _____________________________________________

   Account No.: _______________________________________________________________

   Transaction Code No.: ______________________________________________________

[_] CHECK HERE IF SHARE CERTIFICATES HAVE BEEN LOST, DESTROYED OR STOLEN. SEE INSTRUCTION 11.

   Number of shares represented by lost, destroyed or stolen certificates: ____

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF THIS LETTER VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW. IF YOU ARE A NON-U.S. PERSON, YOU MUST COMPLETE AN APPROPRIATE FORM W-8 AND DELIVER AN EXECUTED COPY OF THAT FORM TO THE DEPOSITARY. COPIES OF THESE FORMS MAY BE OBTAINED FROM THE DEPOSITARY.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                    PLEASE READ THE INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

   The undersigned hereby tenders to Autologic Acquisition Corp., a Delaware corporation ("Merger Sub") and a wholly owned subsidiary of Agfa Corporation, a Delaware corporation ("Parent"), which is in turn a wholly-owned subsidiary of Agfa-Gevaert N.V., a company organized under the laws of Belgium, the above-described shares of Common Stock, $0.01 par value per share (individually, a "Share," and collectively, "Shares"), of Autologic Information International, Inc., a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 3, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase and any amendments or supplements thereto collectively constitute the "Offer"). The Offer is being made in connection with the Agreement and Plan of Merger, dated as of September 25, 2001, among Parent, Merger Sub and the Company (the "Merger Agreement").

   Subject to, and effective upon, acceptance for payment of, or payment for, Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of Merger Sub, all right, title and interest in and to all of the Shares that are being tendered hereby and any and all other Shares or other securities issued or issuable in respect of such Shares on or after September 25, 2001 (a "Distribution"), and constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates evidencing such Shares (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by DTC together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Merger Sub, upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to such Shares, (ii) present such Shares (and any Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

   The undersigned hereby irrevocably appoints Eddy Rottie and Robert K. Sarafian (the "Designees"), each designees of Merger Sub, as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all Shares tendered hereby and accepted for payment and paid for by Merger Sub (and any Distributions), including, without limitation, the right to vote such Shares (and any Distributions) in such manner as each such attorney and proxy or his substitute shall, in his reasonable discretion, deem proper. All such powers of attorney and proxies, being deemed to be irrevocable, shall be considered coupled with an interest in the Shares tendered herewith. Such appointment will be effective when, and only to the extent that, Merger Sub accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares (and any Distributions) will be revoked, without further action, and no subsequent powers of attorney and proxies may be given (and, if given, will be deemed ineffective). The Designees will, with respect to the Shares (and any Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their reasonable discretion may deem proper. Merger Sub reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Merger Sub or its designees be able to exercise full voting rights with respect to such Shares (and any Distributions).

   All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment and paid for by Merger Sub, Merger Sub will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, including irrevocable proxies, and that the Shares tendered hereby (and any Distributions) will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Merger Sub to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary, for the account of Merger Sub, all Distributions issued to the undersigned on or after September 25, 2001, in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and pending such remittance and transfer or appropriate assurance thereof, Merger Sub shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Merger Sub in its reasonable discretion.

   The undersigned understands that Merger Sub's acceptance for payment of any Shares tendered hereby will constitute a binding agreement between the undersigned and Merger Sub with respect to such Shares upon the terms and subject to the conditions of the Offer.

   The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Merger Sub may not be required to accept for payment any of the Shares tendered hereby.

   Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and return any Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and return any Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Payment Instructions" and the "Special Delivery Instructions" are completed, please issue the check and return any such Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and return such Certificates to, the person(s) so indicated. Unless otherwise indicated herein under "Special Payment Instructions," in the case of a book-entry delivery of Shares, please credit the account maintained at DTC with respect to any Shares not accepted for payment. The undersigned recognizes that Merger Sub has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Merger Sub does not accept for payment any of the Shares tendered hereby.

 SPECIAL PAYMENT INSTRUCTIONS (See           SPECIAL DELIVERY INSTRUCTIONS
  Instructions 1, 4, 5, 6, and 7)             (See Instructions 1, 4, 5, 6
                                                         and 7)
  To be completed ONLY if Certifi-
 cates not tendered or not ac-              To be completed ONLY if Certifi-
 cepted for payment and the check          cates not tendered or not ac-
 for the purchase price of Shares          cepted for payment and the check
 accepted for payment are to be            for the purchase price of Shares
 issued in the name of someone             accepted for payment are to be
 other than the undersigned, or if         sent to someone other than the
 Shares delivered by book-entry            undersigned or to the undersigned
 transfer that are not accepted            at an address other than that
 for payment are to be returned by         shown above.
 credit to an account maintained
 at DTC, other than to the account         Mail:[_] Check
 indicated above.                               [_] Certificate(s) to:

 Issue:[_] Check                           Name______________________________
       [_] Certificate(s) to:                        (Please Print)

 Name(s) __________________________        Address __________________________
           (Please Print)

                                           __________________________________
 Address __________________________
           (Please Print)
                                           __________________________________
 __________________________________                (Include Zip Code)


 __________________________________
         (Include Zip Code)

 __________________________________
   (Tax Identification or Social
          Security Number)
   (Also Complete Substitute Form
                W-9)

 Account Number: __________________

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

________________________________________________________________________________

________________________________________________________________________________
                         SIGNATURE(S) OF STOCKHOLDER(S)

Name(s) ________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (Full Title) __________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number _________________________________________

Taxpayer Identification or Social Security Number ______________________________
                                                       (SEE SUBSTITUTE FORM W-9)

Dated: _______________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on the stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY. PLEASE PLACE MEDALLION GUARANTEE BELOW.

Authorized Signature(s) ________________________________________________________

Name ___________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Name of Firm ___________________________________________________________________
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number _________________________________________________

Dated: _______________________

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

   1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal if the Shares tendered thereby are tendered (i) by the registered holder of Shares (which term, for such purposes, includes DTC if its name appears on a security position listing as the owner of the Shares) who has not completed the box entitled "Special Payment Instructions" herein or (ii) for the account of a member firm of a registered national securities exchange (registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), by a member firm of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by any other "Eligible Guarantor Institution," as defined in Rule 17Ad-15 under the Exchange Act (collectively, "Eligible Institutions"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. If the Certificates evidencing Shares are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made, or Certificates for unpurchased Shares are to be issued, to a person other than the registered owner or owners, then the tendered Certificates must be endorsed or accompanied by duly executed instruments of transfer (such as stock powers), in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

   2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by Stockholders if Certificates evidencing Shares are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a Stockholder to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees and any other required documents, or an Agent's Message in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either
(i) Certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth in
Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering Stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

   Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure:
(i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Merger Sub, must be received by the Depositary prior to the Expiration Date, and (iii) the Certificates representing all tendered Shares, in proper form for transfer, or a Book-Entry Confirmation with respect to all tendered Shares, together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of such Notice of Guaranteed Delivery. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) must accompany each such delivery.

   The method of delivery of Certificates, this Letter of Transmittal and any other required documents, including delivery through the Book-Entry Transfer Facility (as defined in Section 2 of the Offer to Purchase), is at the option and sole risk of the tendering Stockholder and the delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

   No alternative, conditional or contingent tenders will be accepted. All tendering Stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

   3. INADEQUATE SPACE. If the space provided herein is inadequate, the information required under "Description of Shares Tendered" should be listed on a separate signed schedule attached hereto.

   4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If less than all of the Shares represented by any Certificates delivered to the Depositary herewith is to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new Certificate for the remainder of the Shares that were evidenced by the old Certificates will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. SIGNATURES ON LETTER OF TRANSMITTAL, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

   If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates. To obtain additional Letters of Transmittal, you may either make a photocopy of this Letter of Transmittal or call Innisfree M&A Incorporated, the Information Agent, at (888) 750-5834.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate instruments of transfer are required unless payment is to be made, or Certificates not tendered or not purchased are to be issued or returned, to a person other than the registered holder(s).

   If this Letter of Transmittal or any Certificates or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Merger Sub of such person's authority to so act must be submitted.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by the Certificates listed and transmitted hereby, or if payment is to be made, or Certificates not tendered or not purchased are to be issued to a person other than the registered holder(s), the Certificates must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificates. Signature(s) on such Certificates and such endorsements or instruments of transfer must be guaranteed by an Eligible Institution.

   6. TRANSFER TAXES. Pursuant to the terms of the Merger Agreement, each Stockholder will be required to pay any transfer taxes arising in connection with the transfer of Shares to Merger Sub. Merger Sub may deduct from the purchase price the applicable amount of transfer taxes unless satisfactory evidence of the payment of such taxes (such as the affixing of transfer tax stamps to the Certificates) or exemption therefrom is submitted herewith.

   7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and Certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and such Certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. If any tendered Shares are not purchased for any reason and such Shares are delivered by book-entry transfer to DTC, such Shares will be credited to an account maintained at DTC.

   8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below and requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or brokers, dealers, commercial banks and trust companies and such materials will be furnished at Merger Sub's expense.

   9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by Merger Sub, in whole or in part, at any time or from time to time, at Merger Sub's discretion, subject to the terms of the Offer and the Merger Agreement.

   10. BACKUP WITHHOLDING TAX. Each tendering Stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or to establish another basis for exemption from backup withholding. Failure to provide the information on the Substitute Form W-9 or establish another exemption may subject the tendering Stockholder to 30.5% federal income tax backup withholding on the payment of the purchase price for the Shares. The tendering Stockholder should indicate in the box in Part III of the Substitute Form W-9 if the tendering Stockholder has not been issued a TIN and has applied for or intends to apply for a TIN in the near future, in which case the tendering Stockholder should complete the Certificate of Awaiting Taxpayer Identification Number provided below. If the Stockholder has indicated in the box in Part III that a TIN has been applied for and the Depositary is not provided a TIN within 60 days, the Depositary will withhold 30.5% of all payments of the purchase price, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary. The 60-day exemption from backup withholding does not apply to any payment other than interest, dividends and certain payments relating to readily tradable instruments.

   Certain foreign Stockholders will be required to establish an exemption from backup withholdings by submitting an appropriate Form W-8, signed under penalties of perjury.

   11. LOST OR DESTROYED CERTIFICATES. If any Certificate representing Shares has been lost or destroyed, the holder(s) should promptly notify Equiserve, in its capacity as transfer agent for the Shares (telephone number: (781) 575-3120. The holder(s) will then be instructed as to the procedure to be followed in order to replace such Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed and a new Certificate has been issued.

   IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES OR A BOOK-ENTRY CONFIRMATION FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

   Each tendering Stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such Stockholder's correct TIN on Substitute Form W-9, a copy of which is provided below, or establish another exemption from backup withholding. If such Stockholder is an individual, the TIN is generally his social security number. If the tendering Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Stockholder should so indicate on the Substitute Form W-9 and should complete the Certificate of Awaiting Taxpayer Identification Number provided below. See Instruction 10. If the Depositary is not provided with the correct TIN, the Stockholder may be subject to a penalty imposed by the Internal Revenue Service and payments that are made to such Stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

   Certain Stockholders (including among others, all corporations and certain foreign Stockholders) are not subject to these backup withholding and reporting requirements. In order for a foreign Stockholder to qualify as an exempt recipient, that Stockholder must submit the appropriate Form W-8, signed under penalties of perjury, attesting to that individual Stockholder's exempt status. The appropriate Form W-8 can be obtained from the Depositary. Other exempt holders should complete Substitute Form W-9 in the manner indicated. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

   If backup withholding applies, the Depositary is required to withhold 30.5% of any payments made to the Stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

   To prevent federal income tax backup withholding with respect to payment of the purchase price for Shares purchased pursuant to the Offer, a Stockholder must provide the Depositary with such Stockholder's correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Stockholder is awaiting a TIN) and that (1) such Stockholder is exempt from backup withholding, (2) such Stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (3) the Internal Revenue Service has notified the Stockholder that he is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

   The Stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                      PAYOR'S NAME: THE BANK OF NEW YORK


BUSINESS NAME, if different from above _______________

  TYPE OF ENTITY:          [_] Individual/Sole        [_] Corporation
                           proprietor

                           [_] Partnership            [_] Other _______________

   SUBSTITUTE    FORM W-9  PART I--PLEASE PROVIDE           PART III--TIN
                           YOUR TIN IN THE BOX AT          Social Security
                           RIGHT AND CERTIFY BY          Number of Taxpayer
                           SIGNING AND DATING           Identification Number
                           BELOW.




DEPARTMENT OF THE          PART II--For Payees exempt from backup withholding,
TREASURY INTERNAL          see the enclosed Guidelines for Certification of
REVENUE SERVICE            Taxpayer Identification Number on Substitute Form
                           W-9 and complete as instructed therein.


PAYOR'S REQUEST FOR
TAXPAYER IDENTIFICATION    Certification--UNDER THE PENALTIES OF PERJURY, I
NUMBER ("TIN") AND         CERTIFY THAT:
CERTIFICATION

                           (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me);


                           (2) I am not subject to backup withholding because
                           (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                           (3) I am a U.S. person (including a U.S. resident alien).

                           ____________________________________________________
                           SIGNATURE:                                     DATE:

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

 NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 30.5% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

SIGNATURE: _________________________________    DATE: _________________________

  MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF AUTOLOGIC OR ITS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE BANK OF NEW YORK AT ONE OF THE ADDRESSES SET FORTH BELOW:

             THE DEPOSITARY FOR THE OFFER IS: THE BANK OF NEW YORK

         BY MAIL             BY HAND IN NEW YORK:    BY HAND/OVERNIGHT COURIER:
  The Bank of New York       The Bank of New York       The Bank of New York
    Tender & Exchange          Tender & Exchange          Tender & Exchange
       Department                 Department                 Department
     P.O. Box 11248        c/o The Depository Trust   385 Rifle Camp Road, 5th
  Church Street Station             Company                     floor
 New York, NY 10286-1248        55 Water Street        West Paterson, NJ 07424
                            Jeanette Park Entrance
                              New York, NY 10041

                          BY FACSIMILE TRANSMISSION:
                                (973) 247-4077

             TO CONFIRM RECEIPT OF NOTICE OF GUARANTEED DELIVERY:
                                (973) 247-4078

  Any questions and requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below and will be furnished promptly at Merger Sub's expense. A stockholder may also contact its broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:


                                Innisfree LOGO
                        501 Madison Avenue, 20th Floor
                              New York, NY 10022
                 Banks and Brokers Call Collect: 212-750-5833
                   All Others Call Toll-Free: (888) 750-5834